November 18, 1994

                        BUSINESS PURPOSES PROMISSORY NOTE
$64,000

The Undersigned (whether one or more hereinafter called "Maker"), jointly and severally, promise(s) to pay to the order of SunBank/North Central Florida (FKA Sun Bank of Gainesville) (herein called "Bank") at its offices located at Ocala, Florida, sixty four thousand and 00/100 DOLLARS ($64,000), together with interest from the date hereof at the rate hereinafter provided, in the following manner.

REPAYMENT SCHEDULE:

Payable in 59 monthly payments of $1330.00 principal including interest, commencing on December 18, 1994 and on each successive month thereafter, together with a final payment of any remaining principal and accrued interest on December 18, 1999.

THE INTEREST RATE IS AS FOLLOWS:

Fixed rate will be charged at 9% per annum, simple interest.

LATE CHARGE FEE: if a payment is late, you may be charged 5% of such payment as a late charge. A payment which is not received on the due date shall be deemed late.

SERVICE FEE: A service fee of the lesser of $50.00 or 2 percent of the principle amount of this loan will be charged. The service fee charge will not be refunded in the event of prepayment.

In the event any installment of principal or interest or any part thereof is not paid when it becomes due, or in the event of any default thereunder, the principal sum remaining unpaid hereunder, together with all accrued and past due interest thereon, shall immediately and without notice become due and payable at the election of the holder at any time thereafter. Notwithstanding any rate of interest provided herein, the interest rate on any payment or payments of principal or interest, or any part thereof, which is not made when due shall, thereafter, be at the maximum rate allowed, from time to time, by law. Minimum interest of $10.00 on any single payment loan or $15.00 on any installment loan will be charged.

This  note  is  SECURED   (Notwithstanding  the  fact  that  this  note  may  be
'unsecured', Maker understands and agrees that any other security interest the Bank now holds or may hereafter acquire from the Maker may secure this note).

As security for the payment of this note Maker has pledged or deposited with Bank and hereby grants to Bank a security interest in the following property:

MAM - 1 Package Bennett Contour Mammography System (Serial # SN B.C.-27977) consisting of CTR Generator, System Plugs, Tube, Structure, Protective Radiation Barrier, Printer, Compression Paddle, Bucky, Magnification System and Isolated Spot Compression Cup.

(including all cash, stock and other dividends and all rights to subscribe for securities incident to, declared, or granted in connection with such property and including any returned or unearned premiums from any insurance financed hereunder), which property, together with all additions and substitutions hereafter pledged or deposited with Bank is called the Collateral. The Collateral is also pledged as security for all other liabilities (primary, secondary, direct, contingent, sole, joint, or several), due or to become due or which may be hereafter contracted or acquired, of each Maker (including each Maker and any other person) to Bank and for all renewals, extensions or modifications of this note. The surrender of this note, upon payment or otherwise, shall not affect the right of Bank to retain the Collateral for such other liabilities.

Lender may request periodically as it deems necessary, complete and current financial statements, balance sheets, profit and loss statements and cash flow information for Maker and Cosigner.

Maker understands and agrees that the jury waiver, the additional agreements and provisions on the reverse side hereof, hereby incorporated by reference, constitute agreements of the Maker and a part of this note. Maker acknowledges receipt of a completed copy of this note.

NOTICE TO CONSIGNER: You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.
   You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.
   The bank can collect this debt from you without first trying to collect from the borrower. The Bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.
   This notice is not the contract that makes you liable for the debt.

Maker:

The Climacteric Clinic, Inc.
D.B.A. Women's Medical & Diagnostic Center
222 SW 36th Terr., Suite C
Gainesville, FL 32607

(Seal) /s/  Morris Notelovitz                          11/29/94  date
            -----------------                          --------  ----
            Morris Notelovitz, President

(Seal)

(Seal)                                                           date

   Note Amount:                $64,000.00
         Doc Stamps:              $224.00
             Other Fees:           $36.75
             Service Fee:          $50.00
             Proceeds:         $63,689.25

Officer Init.: PH/JP           Note #:

If the variable interest rate is not applicable and if this note is payable on demand, Bank reserves, and is hereby granted the right, to adjust the interest rate from time to time by furnishing Maker with written notice of such adjusted rate provided, however, that no such adjusted rate shall exceed the maximum rate allowed, from time to time by Law.
   Additions to, reductions or exchanges of, or substitution for the Collateral, payments on account of this note or increases of the same; or other loans made partially or wholly upon the Collateral, may from time to time, be made without affecting the provisions of this note.
   If Bank deems itself insecure or upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of each Maker to Bank shall thereupon or thereafter, at the option of the Bank, without notice or demand become due and payable; (a) failure of any Obligor ( which term shall mean and include each Maker, endorser, surety and guarantor of this note), to perform any agreement hereunder, to pay interest hereon when due or requested or demanded or to pay any other liability whatsoever to Bank when due (b) the death of any Obligor, (c) the filing of any petition under the Bankruptcy Code or any similar federal or state statute, by or against any Obligor; (d) an application for appointment of a receiver or the making of general assignment for the benefit of creditors by, or the insolvency of any Obligor; (e) the entry of a judgment against any Obligor; (f) the issuing of any writ of attachment or writ of garnishment, or the filing of any lien against the property of any Obligor; (g) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (h) the dissolution, merger, consolidation or reorganization of any Obligor; (I) the assignment by any Maker of any equity in any of the Collateral without the written consent of Bank.
   Bank is hereby given a lien upon and a security interest in all property of each Maker now or at any time hereafter in the possession of Bank in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust, or agent account as security for the payment of this note, and a similar lien upon and security interest in all such property of each Maker as security for the payment of all other liabilities of each Maker to Bank (including liabilities of each Maker and any other person); and Bank shall have the same rights as to such property as it has with respect to the Collateral.
   If Bank deems itself insecure or upon the occurrence of any default hereunder Bank shall have the remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, Bank shall have the right, immediately and without further action by it, to set off against this note all money owed by Bank in any capacity to each or any Obilgor, whether or not due, and also to set off against all other liabilities of Maker to Bank all money owed by Bank in any capacity to each or any Maker; and Bank shall be deemed to have exercised such right of set off and to have made a charge against any such money immediately upon the occurrence of such default even though such a charge is made or entered on the books of Bank subsequent thereto. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give Maker reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or, any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed; postage prepaid, to any Maker at the address given below or at any other address shown on the records of the Bank, at least five days before the time of the sale or disposition. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and remain liable for any deficiency; and Bank shall account to Maker for any surplus, but Bank shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) any and all other liability of each or any Maker to Bank. The Obligors, jointly and severally, promise and agree to pay all costs and expenses of collection and reasonableattorneys' fee, including costs, expenses and reasonable attorneys' fees on appeal, if collected by legal proceedings or through an attorney at law. Maker hereby waives any right to a trial by jury in any civil action arising out of, or based upon, this note or the Collateral.
   Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to do any act not requested by Maker shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and Maker shall take all necessary steps for such purposes. Bank or its nominee need not collect interest on or principal of any Collateral or give any notice with respect to it.
   If the Collateral shall at any time become unsatisfactory to Bank, Maker shall within one day after demand pledge and deposit with Bank as part of the Collateral additional property which is satisfactory to Bank.
   Bank shall have the right, which may be exercised at any time, whether or not this note is due, to notify the Obligors on any collateral to make payment to Bank on any amounts due or to become due thereon. In the event of any default hereunder, Bank shall thereafter have but shall not be limited to, the following rights; (i) to pledge or transfer this note and the Collateral and Bank shall thereupon be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall for all purposes stand in the place of Bank hereunder and have all the rights of Bank hereunder, (ii) to transfer the whole or any part of the Collateral into the name of itself or its nominee, (iii) to vote the Collateral; (iv) to demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (v) to take control of any proceeds of Collateral.
   No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived by each and every Obilgor. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at the address shown below or any other address shown on the Bank's records.
   JURY WAIVER. MAKER AND BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION
HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS AGREEMENT. FURTHER, MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR THE BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE BANK, NOR BANK'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

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FLORIDA  DOCUMENTARY  STAMP TAX REQUIRED BY LAW IN THE AMOUNT OF 4 HAS BEEN PAID
OR WILL BE PAID DIRECTLY TO THE DEPARTMENT OF REVENUE. CERTIFICATE OF REGISTRATION #.
   RENEWAL NOTE.  STAMPS ON ORIGINAL.